Restructuring Charges	12 Months Ended
Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring Charges
20. Restructuring Charges
During 2022, the Company recorded restructuring charges of $11.6 million (2021 – $1.8 million, 2020 – $10.7 million).

The restructuring charges in 2022 primarily related to the reorganization and realignment of resources of the Company's shared service functions and the separation of information technology systems following the sale of the Teekay Gas Business, and costs associated with the termination of the charter contract for the Sevan Hummingbird FPSO unit. For the year ended December 31, 2022, $2.6 million of the costs were recovered from Seapeak and were recorded as part of revenues on the consolidated statements of income.

The restructuring charges in 2021 primarily related to costs associated with the termination of contract for the Sevan Hummingbird FPSO unit.
The restructuring charges in 2020 primarily related to the cessation of production of the Petrojarl Banff FPSO unit in June 2020, and the restructuring of the Company's tanker services and operations. In addition, the restructuring charges for the year ended December 31, 2020 also related to severance costs resulting from the termination of the management contract for a FSO unit based in Australia (the severance costs were partially recoverable from the customer and the recovery was presented in revenue), and severance costs resulting from the reorganization and realignment of resources of the Company's shared service function of which a portion of the costs were recovered from the customer, Altera, and the recovery was presented in revenue.

At December 31, 2022 and 2021, $3.0 million and $4.7 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.